AMENDMENT NO. 2 TO THE LETTER OF CREDIT,
                     REIMBURSEMENT AND GUARANTY AGREEMENT


      THIS AMENDMENT NO. 2 TO THE LETTER OF CREDIT, REIMBURSEMENT AND GUARANTY AGREEMENT, dated as of October 1, 1996, by and among LESLIE CONTROLS, INC., a New Jersey corporation (the "Borrower"), WATTS INDUSTRIES, INC., a Delaware corporation (the "Guarantor") and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association organized and existing under the laws of the United States with its principal offices located in Charlotte, North Carolina (the "Bank");


                              W I T N E S S E T H:


      WHEREAS, the Borrower, the Guarantor and the Bank have previously entered into the Letter of Credit, Reimbursement and Guaranty Agreement, dated as of July 1, 1994, as amended by Amendment No. 1 to the Letter of Credit, Reimbursement and Guaranty Agreement, dated as of August 1, 1996 (collectively, the "Agreement"), pursuant to which the Bank has issued its irrevocable letter of credit, dated August 4, 1994; and

      WHEREAS, the Borrower, the Guarantor and the Bank now desire to amend certain provisions of the Agreement;

      NOW, THEREFORE, in consideration of the premises, mutual covenants hereinafter contained and other good and valuable consideration, the Borrower, the Guarantor and the Bank do hereby amend the Agreement as follows:

      Section 1. Section 7.7 of the Agreement Amended. Section 7.7 of the Agreement is hereby amended by deleting in its entirety said Section 7.7 of the Agreement and inserting in lieu of the following:

      "7.7.   Current  Ratio.  The  Guarantor  will  not  permit  the  ratio  of
      Consolidated Current Assets to Consolidated Current Liabilities, at any time, to be less than 2.00 to 1.00."

      Section 2. Effect of Modification and Amendment of Agreement. The Agreement shall be deemed to be modified and amended in accordance with the provisions of this Amendment No. 2 to the Agreement and the respective rights, duties and obligations of the Borrower, the Guarantor and the Bank under the Agreement shall remain to be determined, exercised and enforced under the Agreement subject in all respects to such modifications and amendments in writing, and all the terms and conditions of this Amendment No. 2 to the Agreement shall be part of the terms and conditions of the Agreement for any and all purposes. All the other terms of the Agreement shall continue in full force and effect subject to the amendments set forth herein.

      Section 3. Representations and Warranties. The Borrower and the Guarantor each represent and warrant to the Bank as follows:

      (a) Representations and Warranties in Agreement. The representations and warranties of the Borrower and the Guarantor contained in the Agreement
      (i) were true and correct when made, and (ii) after giving effect to this Amendment No. 2, continue to be true and correct on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Agreement, as amended hereby, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

      (b) Authority. The execution and delivery by each of the Borrower and the Guarantor of this Amendment No. 2 and the performance by each of the Borrower and the Guarantor of all of its respective agreements and obligations under this Amendment No. 2 are within its corporate authority, have been duly authorized by all necessary corporate action and do not and will not: (i) contravene any provision of its charter documents or any amendment thereof; (ii) conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of its property under any agreement, deed of trust, indenture, mortgage or other instruments to which it is a party or by which any of its properties are bound including, without limitation, any of the Other Agreements; (iii) violate or contravene any provision of any law, statute, rule or regulation to which the Borrower or the Guarantor is subject or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official applicable to the Borrower or the Guarantor; (iv) require any waivers, consents or approvals by any of its creditors which have not been obtained; or (v) require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of any law, except (A) those actions which have been taken or will be taken prior to the date of execution of this Amendment No. 2 and (B) filings with the Securities and Exchange Commission to be made on or prior to September 30, 1996.

      (c) Enforceability of Obligations. This Amendment No. 2 and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and the Guarantor enforceable against the Borrower and the Guarantor in accordance with their respective terms, provided that: (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors; and (ii) the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

      Section 4. Counterparts. This Amendment No. 2 to the Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Borrower, the Guarantor and the Bank have caused this Amendment No. 2 to the Agreement to be executed in their respective names and their respective seals to be hereunto affixed and attested by their duly authorized representatives, all as of the date first above written.



                                    THE BORROWER:

                                    LESLIE CONTROLS, INC.



                                    By:__________________________________
                                         Title:



                                    THE GUARANTOR:

                                    WATTS INDUSTRIES, INC.



                                    By:__________________________________
                                         Title:

                                    THE BANK:

                                    FIRST UNION NATIONAL BANK OF
                                    NORTH CAROLINA



ATTEST:                             By:_______________________________
                                      Title: _________________________


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Title:

(Corporate Seal)